Exhibit 99.3
2Q’24 Earnings Presentation

Forward Looking Statements 2 The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding (i) our expectations about our intrinsic value or our prospects for growth and value creation and (ii) our financial outlook, position, strategies, goals, and expectations. Terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “predict,” “project,” “scheduled,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: the effects of a widespread outbreak of an illness or disease or any other public health crisis, as well as regulatory measures implemented in response to such events; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us, including, but not limited to, acts of war or terrorism, or military conflicts; data privacy breaches, cybersecurity incidents, and/or failures of our information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely; interruption or failure of third-party software or information technology systems or licenses; untimely or ineffective development and implementation of, or failure to realize the potential benefits associated with, new or enhanced technology or processes, including our customer pilot offering of Vaux; the loss or reduction of business from large customers or an overall reduction in our customer base; the timing and performance of growth initiatives and the ability to manage our cost structure; the cost, integration, and performance of any recent or future acquisitions and the inability to realize the anticipated benefits of the acquisition within the expected time period or at all; unsolicited takeover proposals, proxy contests, and other proposals/actions by activist investors; maintaining our corporate reputation and intellectual property rights; nationwide or global disruption in the supply chain resulting in increased volatility in freight volumes; competitive initiatives and pricing pressures; increased prices for and decreased availability of equipment, including new revenue equipment, decreases in value of used revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and upskill employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner-operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; governmental regulations; environmental laws and regulations, including emissions-control regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; our ability to generate sufficient cash from operations to support significant ongoing capital expenditure requirements and other business initiatives; self-insurance claims, insurance premium costs, and loss of our ability to self-insure; potential impairment of long-lived assets and goodwill and intangible assets; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; increasing costs due to inflation and higher interest rates; seasonal fluctuations, adverse weather conditions, natural disasters, and climate change; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (“SEC”). For additional information regarding known material factors that could cause our actual results to differ from those expressed in these forward-looking statements, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

Three-Point Strategy Continues to Deliver Shareholder Value & Drive Business Growth 3 1 2 3 ENHANCED SHAREHOLDER VALUE Increase Efficiency Leverage technology Optimize ABF network Drive scale and productivity to improve Asset-Light operating margin Drive Innovation Develop and implement disruptive and game changing innovations Launch new revenue streams Co-create and scale with customers Accelerate Growth Secure new customers Expand with existing customers through market penetration Retain existing customers

QUARTER IN REVIEW



CUSTOMER-LED STRATEGY:

80% of revenue from customers with 10+ year relationship

Best On-Time Performance in Five Years

Double Digit Growth in Managed Transportation

$1B

Revenue Generated

Significant Efficiency Improvements


+38%
Pipeline This Year
Customer Demand is Strong and Growing

4

LEADERSHIP CHANGES 5 Seth Runser named ArcBest President – to oversee day-to-day operations across the integrated solutions Judy R. McReynolds remains Chairman and CEO – focused on advancing strategy Matt Godfrey named ABF President – advancing the transformation of ABF

✓ Enables Growth ✓ Improves Service ✓ Increases Efficiency STRATEGIC FACILITY AND NETWORK ENHANCEMENTS 6 Strategically adding capacity: ~800 door expansion since 2021, with 316 adds in 2024, and another 40 in 1Q25 +16% Productivity Improvement at New Locations 79 Added in 2Q24 NEW DOORS A New Service Center in Lithia Springs, GA. Adding Capacity: 8,820 8,820 8,955 9,254 9,307 9,386 9,504 9,570 135 299 53 79 118 66 40 8,500 8,700 8,900 9,100 9,300 9,500 9,700 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 1Q25 8,820 8,955 9,254 9,307 9,386 9,504 9,570 Projected 9,610 Ongoing remodels & renovations across other existing facilities Net New Doors Since 2021 Existing Doors New Doors Legend:

CONTINUALLY RAISING THE BAR ON EXCELLENCE 7 • Culture of continuous improvement • 40-years of using the Quality Process to drive efficiencies • Do-It-Right-The-First-Time • Problem Elimination Process • Relaunched commitment in 2024 as we accelerate into 2nd century • Increase in new employees through pandemic • Focused efforts on training and compliance beginning in our largest locations and expanding through the network Exceeded 2Q Goal 3.8x Process and compliance training exceeding expectations on net revenue impact Process and compliance training complete at 5% of locations with additional locations planned beyond 2025 2Q Projected Net Savings 2Q Actual Net Savings Locations Completed 2H24 thru 1H25 2H25 and Beyond 11 64 166

TRANSFORMING OPERATIONS THROUGH ABF OPTIMIZATION 8 ~70 projects in Optimization portfolio • 30% Operationalized • 30% In pilot to expand stages City Route Optimization Phase 1 is complete and saving $13M+ annually City Route Optimization Phases 2 and 3 pilots underway • Daily demand forecasting • Optimizing the pickup process 2021 2022 2023 2024 Idea Pilot Learn Refine Expand Operationalize $50K $13M+ Iterative approach for optimization efforts City Route Optimization Phase 1 Savings Per Year Per Year

Non-GAAP Operating Income (2) Key Metrics Q2 2024(1) 9 $1.08B ArcBest Consolidated Revenue $64.2M Non-GAAP Operating Income (2) $1.98/diluted share Non-GAAP Net Income(2) +25% ARCBEST CONSOLIDATED (From Continuing Operations) 1) All comparisons are on a year-over-year basis. 2) See non-GAAP reconciliation in the Additional Information section of this presentation. Asset-Based Asset-Light -2% +28% +21M -$9M

Key Metrics Q2 2024(1) 10 ASSET-BASED 1) All comparisons are on a year-over-year basis. 2) See non-GAAP reconciliation in the Additional Information section of this presentation. $713M Revenue Average Increase on Contract Renewals and Deferred Pricing Agreements Daily Total Tonnage -20% Daily Total Shipments -5% Total Billed Rev/CWT +23% 5.1% $72.8M Non-GAAP Operating Income (2) 89.8% Non-GAAP Operating Ratio (2) 300 bps improvement +41% -2% per day Daily Core Tonnage Daily Core Shipments +11% +14% 2 nd Best Operating Income in 2Q History Weight/ Shipment -16%

Strategy in Action

Effective Initiative Management Overcomes Headwinds

(Non-GAAP) [(1)]

(1) Operating Income adjusted for certain unusual items. See Reconciliations of GAAP to non-GAAP Financial Measures in the Additional Information section of this presentation.

IMPROVED ASSET-BASED OPERATING INCOME



$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
$M
$52M
-$9M
-$31M
$61M
$73M
2Q23
Operating Income
(Non-GAAP) (1)
2Q24
Lower Revenue
- Transactional
- Soft Economy
+ More Core
+ Higher Yield
2Q24
Higher Labor
Contract Costs
Union Wages +13%
Union Benefits +4%
2Q24
Cost Savings
Cost Management
Productivity
Network Efficiency
Profit Optimization
2Q24
Operating Income
(Non-GAAP) (1)

ArcBest

11

Improvement in Asset-Based Operating Ratio(1) (Non-GAAP) Strategy in Action 12 (1) Operating Ratio adjusted for certain unusual items. See Reconciliations of GAAP to non-GAAP Financial Measures in the Additional Information section of this presentation. 840 bps IMPROVEMENT Compared to 2016 97.9% 96.9% 93.3% 94.5% 94.2% 88.8% 86.4% 90.4% 89.5% 2016 2017 2018 2019 2020 2021 2022 2023 2Q'24 TTM FREIGHT RECESSION COVID-19 IMPACTS FREIGHT RECESSION

Key Metrics 13 Daily Billed Revenue Total Billed Rev/CWT ASSET-BASED Daily Total Tonnage Daily Total Shipments +16% Total Billed Rev/Shipment Total Weight/Shipment +1% -1% J U LY 2 0 2 4 P R E L I M I N A RY 1) All comparisons are on a year-over-year basis. -13% +1% -14% JULY 2024(1)

Purchased Transportation as % of Revenue Key Metrics Q2 2024(1) ASSET-LIGHT Revenue/ Shipment $396M Revenue -4% per day ($2.5M) Non-GAAP Operating Loss (2) ($0.6M) Adjusted EBITDA(2) 1) All comparisons are on a year-over-year basis. 2) See non-GAAP reconciliation in the Additional Information section of this presentation. -139% -107% 86% 14 +13% Daily Total Shipments -15%

Key Metrics July 2024(1) 15 ASSET-LIGHT Revenue/Day -10% 1) All comparisons are on a year-over-year basis. Revenue/Shipment Daily Total Shipments -10% 87% +1% Purchased Transportation as % of Revenue J U LY 2 0 2 4 P R E L I M I N A RY

ARCBEST’S CUSTOMER-LED STRATEGY YIELDS RESULTS 16 Profit Revenue Single-Solution Accounts Cross-Sold Accounts >3x Revenue & Profit per account is over 3X higher in cross-sold accounts Revenue & Profit 3x 3x >70% Over 70% of our customers who use asset-light services also utilize our asset-based services Single-Solution Accounts Cross-Sold Accounts 5% Higher Customer Retention A customer-focused growth strategy enables faster and more efficient growth Asset-Light + Asset-Based Retention rates are 5 percentage points higher on cross-sold accounts than on single-solution accounts

17 BALANCED INVESTMENT APPROACH Strong business performance enables ArcBest to invest organically in the business and provide returns to shareholders while maintaining a solid balance sheet and investment-grade credit metrics Strategic Growth Investments Share Repurchases & Dividends M&A Strategies • Investing in strategic initiatives and innovative projects to enhance revenue growth, optimize costs and drive long-term shareholder value • Projected 2024 Net Capital Expenditures of $325M - $375M as part of a strategic, multi-year investment plan for equipment, real estate, innovation and technology • Increased share repurchase program authorization to $125 million in early 2024 • Currently paying a $0.12/share quarterly dividend • Returned $37 million, year-to-date, to shareholders • Complementary to our solutions offered • Strong culture fit, experienced leadership team and a pathway to solid returns • Strategic technology and innovative partnerships Solid Financial Position • Net cash position of $57 million • $500M in Available Liquidity

EXCELLENCE IN ACTION 18 10x Winner ATA Excellence in Security The Only

19 Note: ArcBest Corporation reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures utilized for internal analysis provides analysts, investors, and others the same information that we use internally for purposes of assessing our core operating performance and provides meaningful comparisons between current and prior period results, as well as important information regarding performance trends. Accordingly, using these measures improves comparability in analyzing our performance because it removes the impact of items from operating results that, in management's opinion, do not reflect our core operating performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. These financial measures should not be construed as better measurements than operating income, operating cash flow, net income or earnings per share, as determined under GAAP. Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited) ADDITIONAL INFORMATION

ARCBEST CORPORATION – CONSOLIDATED Three Months Ended Millions ($000,000), except per share data 6/30/2024 6/30/2023 Operating Income from Continuing Operations Amounts on a GAAP basis $ 48.8 $ 42.1 Innovative technology costs, pre-tax (1) 8.3 14.8 Purchase accounting amortization, pre-tax (2) 3.2 3.2 Change in fair value of contingent consideration, pre-tax (3) 3.9 (10.0) Non-GAAP amounts $ 64.2 $ 50.1 Net Income from Continuing Operations Amounts on a GAAP basis $ 46.9 $ 39.6 Innovative technology costs, after-tax (includes related financing costs) (1) 6.4 11.2 Purchase accounting amortization, after-tax (2) 2.4 2.4 Change in fair value of contingent consideration, after-tax (3) 2.9 (7.5) Change in fair value of equity investment, after-tax (4) - (2.8) Life insurance proceeds and changes in cash surrender value (0.4) (1.1) Tax benefit from vested RSUs (5) (10.8) (3.9) Non-GAAP amounts (6) $ 47.4 $ 38.0 Diluted Earnings Per Share from Continuing Operations Amounts on a GAAP basis $ 1.96 $ 1.60 Innovative technology costs, after-tax (includes related financing costs) (1) 0.27 0.45 Purchase accounting amortization, after-tax (2) 0.10 0.10 Change in fair value of contingent consideration, after-tax (3) 0.12 (0.30) Change in fair value of equity investment, after-tax (4) - (0.11) Life insurance proceeds and changes in cash surrender value (0.02) (0.04) Tax benefit from vested RSUs (5) (0.45) (0.16) Non-GAAP amounts (6) $ 1.98 $ 1.54 Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited) 20 1) Represents costs related to our customer pilot offering of Vaux and initiatives to optimize our performance through technological innovation. The 2023 period also includes costs associated with the freight handling pilot test program at ABF Freight, for which the decision was made to pause the pilot during third quarter 2023. 2) Represents the amortization of acquired intangible assets in the Asset-Light segment. 3) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. 4) Represents the increase in fair value of our investment in Phantom Auto, which ceased operations during first quarter 2024, based on observable price changes during second quarter 2023. 5) Represents recognition of the tax impact for the vesting of share-based compensation. 6) Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP amounts and the non-GAAP adjustments due to rounding.

Reconciliations of GAAP to Non-GAAP Financial Measures
(Unaudited)

1) Adjusted EBITDA is a primary component of the financial covenants contained in ArcBest Corporation's Fourth Amended and Restated Credit Agreement. Management believes Adjusted EBITDA to be relevant and useful information, as EBITDA is a standard measure commonly reported and widely used by analysts, investors, and others to measure financial performance and ability to service debt obligations. Furthermore, management uses Adjusted EBITDA as a key measure of performance and for business planning. However, these non-GAAP financial measures should not be construed as better measurements than operating income (loss), net income, or earnings per share, as determined under GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. Other companies may calculate EBITDA differently; therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
2) Includes amortization of intangibles associated with acquired businesses.
3) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition.
4) Represents noncash lease-related impairment charges for a Vaux pilot facility, a service center and office spaces that were made available for sublease.
5) Represents estimated settlement expenses related to the classification of certain Asset-Light employees under the *Fair Labor Standards Act*.
6) Represents a noncash impairment charge to write off our equity investment in Phantom Auto, a provider of human-centered remote operation software, which ceased operations during first quarter 2024.
7) Adjusted EBITDA amounts are calculated in total and may not equal the sum of the Net Income and the adjustments due to rounding.

CONSOLIDATED ADJUSTED EBITDA [1]	Twelve Months Ended 6/30/2024
	($ millions)
Net Income from Continuing Operations	**$ 127.7**
Interest and other related financing costs	8.9
Income tax provision	31.5
Depreciation and amortization [2]	147.6
Amortization of share-based compensation	12.2
Change in fair value of contingent consideration [3]	(13.0)
Lease impairment charges [4]	30.2
Legal settlement [5]	9.5
Change in fair value of equity investment [6]	28.7
Consolidated Adjusted EBITDA [7]	$ 383.4

ASSET-LIGHT ADJUSTED EBITDA [1]	Three Months Ended 6/30/2024	Three Months Ended 6/30/2023
	($ millions)	
Operating Income (Loss)	**$ (9.5)**	**$ 13.2**
Depreciation and amortization [2]	5.0	5.1
Change in fair value of contingent consideration [3]	3.9	(10.0)
Adjusted EBITDA	$ (0.6)	$ 8.3

ArcBest

21

Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited) 22 1) Represents costs associated with the freight handling pilot test program at ABF Freight, for which the decision was made to pause the pilot during third quarter 2023. 2) Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP amounts and the non-GAAP adjustments due to rounding. 3) Represents the amortization of acquired intangible assets in the Asset-Light segment. 4) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. Three Months Ended Millions ($000,000) 6/30/2024 6/30/2023 ASSET-BASED Operating Income Amounts on a GAAP basis $ 72.8 89.8% $ 43.3 94.0% Innovative technology costs, pre-tax (1) - - 8.3 (1.1) Non-GAAP amounts (2) $ 72.8 89.8% $ 51.7 92.8% ASSET-LIGHT Operating Income (Loss) Amounts on a GAAP basis $ (9.5) 102.4% $ 13.2 96.8% Purchase accounting amortization, pre-tax (3) 3.2 (0.8) 3.2 (0.8) Change in fair value of contingent consideration, pre-tax (4) 3.9 (1.0) (10.0) 2.4 Non-GAAP amounts (2) $ (2.5) 100.6% $ 6.4 98.4%